EXHIBIT 10.6

NEKTAR THERAPEUTICS

2012 PERFORMANCE INCENTIVE PLAN

STOCK OPTION AGREEMENT

(US OPTIONHOLDERS)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2012 Performance Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Option Notice, provided that vesting will cease upon the termination of your continuous employment or service with the Company or any of its Subsidiaries (your “Continuous Service”). Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until at least six (6) months following the Date of Grant specified in your Option Notice, notwithstanding any other provision of your option.

4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in one or more of the following forms:

(a) In cash or by check;

(b) Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and as may be permitted by the Company in its sole discretion and subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards; or

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(c) As permitted by the Company in its sole discretion, (i) by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at fair market value on the date of exercise (as determined under the Plan), or (ii) a reduction in the number of shares of Common Stock otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option. “Delivery” for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

6. TERM. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) three (3) months after the termination of your Continuous Service for any reason other than death or Disability, provided that (i) if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Option Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Option Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;

(b) twelve (12) months after the termination of your Continuous Service due to Disability;

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(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d) the Expiration Date indicated in the Option Notice (which shall not be later than the eighth (8th) anniversary of the Date of Grant); or

(e) the eighth (8th) anniversary of the Date of Grant.

For purposes of the option, “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or a Subsidiary, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or a Subsidiary as a consultant or director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

7. EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Administrator from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 10 below.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

8. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

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9. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or a Subsidiary, or of the Company or a Subsidiary to continue your employment or service. In addition, nothing in your option shall obligate the Company or any Subsidiary, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a director or consultant for the Company or any Subsidiary.

10. TAX OBLIGATIONS.

(a) You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option. No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you. Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b) You hereby authorize the Company or any of its Subsidiaries to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company or any of its Subsidiaries arising in connection with the option. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are exercised under the option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company. The shares of Common Stock may be sold as part of a block trade with other participants of the Plan in which all participants receive an average price. Any adverse consequences to you resulting from the procedure permitted under this Section 10, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) The Company may, in its discretion, permit or require you to satisfy all or any portion of the tax withholding obligations described in this Section 10 by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the option a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates.

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(d) You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares. You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

11. EMPLOYMENT CONDITIONS. In accepting the option, you acknowledge that:

(a) Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an employee, if any, will be measured by the date of your termination as an employee and will not be extended by any notice period mandated under the applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee or other service-provider has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an employee or other service-provider for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an employee or other service-provider will be forfeited.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any. In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

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(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty. If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination of employment or service (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

12. GENERAL PROVISIONS.

(a) Successors and Assigns. Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b) No Assignment. Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c) Severability. The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e) Headings. The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f) Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

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(i) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice called for by Section 7(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii) Consent to Electronic Delivery. You acknowledge that you have read Section 12(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 12(f)(i) You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic delivery of documents described in Section 12(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 12(f)(i).

13. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control. This Stock Option Agreement is governed by the laws of the State of Delaware.

14. CLAWBACK POLICY. Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

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NEKTAR THERAPEUTICS

2012 PERFORMANCE INCENTIVE PLAN

PERFORMANCE STOCK OPTION AGREEMENT

(EXECUTIVE OFFICERS)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2012 Performance Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Your option is subject to both the time-based and performance-based vesting requirements provided below in this Section 1.

(a) TIME-BASED VESTING. Subject to Section 1(b) below, your option will vest in forty-eight (48) substantially equal monthly installments following the Vesting Commencement Date, subject in each case to your Continuous Service through the applicable vesting date. Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

(b) PERFORMANCE-BASED VESTING. Notwithstanding the vesting schedule set forth in Section 1(a), the vesting of your option is contingent upon the achievement by the Company of the performance goal set forth below in this Section 1(b) (the “Performance Goal”) at any time during the period of five (5) years commencing on the Date of Grant (the “Performance Period”). If the Company achieves the Performance Goal during the Performance Period and your Continuous Service with the Company continues through the date on which the Performance Goal is achieved, your option will be vested and exercisable on the date of achievement of the Performance Goal to the extent the time-based vesting requirements set forth in Section 1(a) have been met and, as to any portion of your option that is outstanding and unvested on such date, will continue to be eligible to vest and become exercisable in accordance with the vesting schedule set forth in Section 1(a). In the event that the Company does not achieve the Performance Goal set forth below on or before the last day of the Performance Period (and the option has not previously vested in connection with your death as provided above in Section 1(a) or in connection with a corporate transaction as provided in Section 7.2 of the Plan), your option, to the extent then outstanding, will terminate on the last day of the Performance Period.

The Performance Goal applicable to your option shall be the filing by the Company, or a collaboration partner of the Company, of either a new drug application (a

“NDA”) or biologics license application (a “BLA”) with the United States Food and Drug Administration or a marketing authorization application with the European Medicines Agency (an “MAA”) for any Proprietary Company Program (as hereinafter defined), including without limitation, any one of the following drug candidates: (1) naloxegol (an oral peripherally-acting opioid antagonist); (2) etirinotecan (a topoisomerase I inhibitor); (3) NKTR-061/Amikacin Inhale (a drug-device combination for an inhaled solution of amikacin); or (4) BAX-855 (a longer-acting (PEGylated) form of a full-length recombinant factor VIII (rFVIII) protein). For the purposes of the foregoing, a “Proprietary Company Program” includes drug candidates for which the Company acts as the sponsor of the NDA, BLA or MAA, as the case may be, or drug candidates licensed by the Company to a third party (and in such case the third party is the sponsor of the NDA, BLA or MAA, as the case may be) in which the Company is entitled to an average potential royalty on net sales of the drug candidate equal to or greater than 7.5%. The “average potential royalty on net sales” is determined by the quotient of (x) the sum of the lowest and highest applicable royalty rate payable to the Company based on net sales of the drug candidate, divided by (y) 2.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until at least six (6) months following the Date of Grant specified in your Option Notice, notwithstanding any other provision of your option.

4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in one or more of the following forms:

(a) In cash or by check;

(b) Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and as may be permitted by the Company in its sole discretion and subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards; or

(c) As permitted by the Company in its sole discretion, (i) by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at fair market value on the date of exercise (as determined under the Plan), or (ii) a reduction in the number of shares of Common Stock otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option. “Delivery” for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

6. TERM. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) three (3) months after the termination of your Continuous Service for any reason other than death or Disability, provided that (i) if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Option Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Option Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;

(b) twelve (12) months after the termination of your Continuous Service due to Disability;

(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d) the Expiration Date indicated in the Option Notice (which shall not be later than the eighth (8th) anniversary of the Date of Grant); or

(e) the eighth (8th) anniversary of the Date of Grant.

For purposes of the option, “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or a Subsidiary, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or a Subsidiary as a consultant or director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

7. EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Administrator from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 10 below.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

8. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

9. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or a Subsidiary, or of the Company or a Subsidiary to continue your employment or service. In addition, nothing in your option shall obligate the Company or any Subsidiary, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a director or consultant for the Company or any Subsidiary.

10. TAX OBLIGATIONS.

(a) You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option. No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you. Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b) You hereby authorize the Company or any of its Subsidiaries to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company or any of its Subsidiaries arising in connection with the option. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are exercised under the option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company. The shares of Common Stock may be sold as part of a block trade with other participants of the Plan in which all participants receive an average price. Any adverse consequences to you resulting from the procedure permitted under this Section 10, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) The Company may, in its discretion, permit or require you to satisfy all or any portion of the tax withholding obligations described in this Section 10 by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the option a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates.

(d) You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares. You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

11. EMPLOYMENT CONDITIONS. In accepting the option, you acknowledge that:

(a) Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an employee, if any, will be measured by the date of your termination as an employee and will not be extended by any notice period mandated under the applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee or other service-provider has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an employee or other service-provider for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an employee or other service-provider will be forfeited.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any. In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty. If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination of employment or service (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

12. GENERAL PROVISIONS.

(a) Successors and Assigns. Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b) No Assignment. Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c) Severability. The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e) Headings. The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f) Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

(i) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice called for by Section 7(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii) Consent to Electronic Delivery. You acknowledge that you have read Section 12(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 12(f)(i) You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic delivery of documents described in Section 12(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 12(f)(i).

13. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control. This Stock Option Agreement is governed by the laws of the State of Delaware.

14. CLAWBACK POLICY. Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

NEKTAR THERAPEUTICS

2012 PERFORMANCE INCENTIVE PLAN

STOCK OPTION AGREEMENT

(NON-EMPLOYEE DIRECTORS)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2012 Performance Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Option Notice, provided that vesting will cease upon the termination of your continuous employment or service with the Company or any of its Subsidiaries (your “Continuous Service”). Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in one or more of the following forms:

(a) In cash or by check;

(b) Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and as may be permitted by the Company in its sole discretion and subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards; or

(c) As permitted by the Company in its sole discretion, by (i) delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at fair market value on the date of exercise (as determined under the Plan), or (ii) a reduction in the number of shares of Common Stock

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otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option. “Delivery” for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

4. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

5. TERM. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) eighteen (18) months after the termination of your Continuous Service for any reason other than death or Disability, provided that if during any part of such eighteen (18)-month period the option is not exercisable solely because of the condition set forth in Section 4, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of eighteen (18) months after the termination of your Continuous Service;

(b) eighteen (18) months after the termination of your Continuous Service due to Disability;

(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d) the Expiration Date indicated in the Option Notice (which shall not be later than the eighth (8th) anniversary of the Date of Grant); or

(e) the eighth (8th) anniversary of the Date of Grant.

For purposes of the option, “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

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6. EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Administrator from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 9 below.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

7. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

8. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or a Subsidiary, or of the Company or a Subsidiary to continue your employment or service. In addition, nothing in your option shall obligate the Company or any Subsidiary, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a director or consultant for the Company or any Subsidiary.

9. TAX OBLIGATIONS.

(a) You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option. No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you. Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

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(b) You hereby authorize the Company or any of its Subsidiaries to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company or any of its Subsidiaries arising in connection with the option. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are exercised under the option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company. The shares of Common Stock may be sold as part of a block trade with other participants of the Plan in which all participants receive an average price. Any adverse consequences to you resulting from the procedure permitted under this Section 9, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) The Company may, in its discretion, permit or require you to satisfy all or any portion of the tax withholding obligations described in this Section 9 by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the option a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates.

(d) You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares. You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

10. EMPLOYMENT CONDITIONS. In accepting the option, you acknowledge that:

(a) Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an employee, if any, will be measured by the date of your termination as an employee and will not be extended by any notice period mandated under the applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee or other service-provider has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an employee or other service-provider for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an employee or other service-provider will be forfeited.

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(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any. In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty. If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination of employment or service (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

11. GENERAL PROVISIONS.

(a) Successors and Assigns. Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b) No Assignment. Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

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(c) Severability. The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e) Headings. The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f) Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

(i) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice called for by Section 6(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii) Consent to Electronic Delivery. You acknowledge that you have read Section 11(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 11(f)(i) You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic delivery of documents described in Section 11(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 11(f)(i).

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12. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control. This Stock Option Agreement is governed by the laws of the State of Delaware.

13. CLAWBACK POLICY. Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

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